SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               JULY 18, 1997
                     _________________________________
                     (Date of earliest event reported)

                     SAVANNAH FOODS & INDUSTRIES, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

      DELAWARE                1-11420               58-1089367
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                   P.O. BOX 339, SAVANNAH, GEORGIA 31402
       ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (912) 234-1261
            ____________________________________________________
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS.

                    Three purported class action lawsuits
          (collectively, the "Actions") were filed on or about July 18, 1997 in the Court of Chancery of the State of Delaware in and for New Castle County by purported stockholders (the "Plaintiffs") of Savannah Foods & Industries, Inc. (the "Company") against the Company, current members and a former member of the Board of Directors of the Company and Flo-Sun Incorporated (collectively, the "Defendants") in connection with the proposed merger of a subsidiary of XSF Holdings, Inc., a newly formed corporate holding company, with and into the Company, and certain related transactions (the "Transactions"). The Actions allege, among other things, that certain of the Defendants have breached the fiduciary duties they owe the stockholders of the Company and that the value of the common stock of the Company is materially greater than the consideration being offered pursuant to the Transactions. The Actions are captioned Fredric Michael Boyk v. William W. Sprague III et al., C.A. 15815 (Del. Ch.), Steven Horowitz and Dina Horowitz
          v. R. Eugene Cartledge et al., C.A. 15819 (Del. Ch.) and Achimon Louis v. R. Eugene Cartledge et al., C.A. 15816 (Del. Ch.), and each seeks, among other things, a preliminary and permanent injunction enjoining the Defendants from consummating the Transactions, and damages, including attorneys' fees and expenses. The Company believes that the Plaintiffs' claims are without merit and the Company intends to defend vigorously against the Actions. A copy of each of the Actions is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.

               Not Applicable.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Not Applicable.

          (c)  EXHIBITS:

          EX. NO.        DESCRIPTION

          99.5           Complaint filed by Fredric Michael Boyk
                         in the Delaware Court of Chancery on or
                         about July 18, 1997.

          99.6           Complaint filed by Steven Horowitz and
                         Dina Horowitz in the Delaware Court of
                         Chancery on or about July 18, 1997.

          99.7           Complaint filed by Achimon Louis in the
                         Delaware Court of Chancery on or about
                         July 18, 1997.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  July 24, 1997

                                   SAVANNAH FOODS & INDUSTRIES,
                                      INC.

                                   By:  /s/ Gregory H. Smith
                                        ----------------------
                                        Gregory H. Smith
                                        Senior Vice President,
                                        Chief Financial Officer and
                                        Treasurer


                                EXHIBIT INDEX

          EX. NO.        DESCRIPTION

          99.5 Complaint filed by Fredric Michael Boyk in the Delaware Court of Chancery on or about July 18, 1997.

          99.6           Complaint filed by Steven Horowitz and
                         Dina Horowitz in the Delaware Court of
                         Chancery on or about July 18, 1997.

          99.7           Complaint filed by Achimon Louis in the
                         Delaware Court of Chancery on or about
                         July 18, 1997.